UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2014

Horizon Pharma, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35238	27-2179987
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

520 Lake Cook Road, Suite 520, Deerfield, Illinois 60015

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (224) 383-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 18, 2014, at a special meeting (the “Special Meeting”) of the stockholders of Horizon Pharma, Inc. (the “Company”), the Company’s stockholders approved the Horizon Pharma Public Limited Company 2014 Equity Incentive Plan (the “2014 Plan”), the Horizon Pharma Public Limited Company 2014 Non-Employee Equity Plan (the “2014 Non-Employee Equity Plan”) and the Horizon Pharma Public Limited Company 2014 Employee Share Purchase Plan (the “2014 ESPP” and together with the 2014 Plan and the 2014 Non-Employee Equity Plan, the “Plans”).

The Plans had been previously approved, subject to stockholder approval, by the board of directors of the Company. The Plans will become effective immediately prior to the effective time of the merger (the “Merger”) contemplated by that certain Transaction Agreement and Plan of Merger, dated as of March 18, 2014, as amended, by and among the Company, Vidara Therapeutics Holdings LLC, Vidara Therapeutics International Ltd. (subsequently re-registered as Vidara Therapeutics International Public Limited Company) (“Vidara”), Hamilton Holdings (USA), Inc., an indirect wholly-owned subsidiary of Vidara (“U.S. HoldCo”), and Hamilton Merger Sub, Inc., a wholly-owned subsidiary of U.S. HoldCo (the “Merger Agreement”). In anticipation of consummating the Merger, Vidara has been renamed Horizon Pharma Public Limited Company (“New Horizon”), and upon consummation of the Merger, the Company will become an indirect wholly-owned subsidiary of New Horizon. If the Merger is completed, New Horizon will assume the Plans at the effective time of the Merger, and the Plans will serve as the successors to the Horizon Pharma, Inc. 2011 Equity Incentive Plan (the “2011 Plan”) and the Horizon Pharma, Inc. 2011 Employee Stock Purchase Plan (the “2011 ESPP”). None of the Plans will become effective if the Merger does not occur.

The 2014 Plan provides for the grant of incentive and nonstatutory stock options, stock appreciation rights, restricted stock awards, restricted stock unit awards, other stock awards, and performance awards that may be settled in cash, shares or other property to the employees of New Horizon (or a subsidiary company). Assuming the Merger is consummated, the maximum number of ordinary shares of New Horizon (“New Horizon Ordinary Shares”) that will be authorized for issuance under the 2014 Plan will be 22,052,130, which number will consist of (i) 15,500,000 New Horizon Ordinary Shares; plus (ii) the number of shares available for issuance pursuant to the grant of future awards under the 2011 Plan; plus (iii) any shares subject to outstanding stock awards granted under the 2011 Plan and the Horizon Pharma, Inc. 2005 Stock Plan that expire or terminate for any reason prior to exercise or settlement or are forfeited, redeemed or repurchased because of the failure to meet a contingency or condition required to vest such shares; less (iv) 10,000,000 shares, which is the additional number of shares which the Company’s stockholders previously approved as an increase to the share reserve of the 2011 Plan. In the event the 2014 Plan becomes effective, the New Horizon board of directors will have authority to suspend or terminate the 2014 Plan at any time.

The 2014 Non-Employee Equity Plan provides for the grant of nonstatutory stock options, stock appreciation rights, restricted stock awards, restricted stock unit awards and other forms of stock awards that may be settled in cash, shares or other property to the non-employee directors and consultants of New Horizon (or a subsidiary company). Assuming the Merger is consummated, the total number of New Horizon Ordinary Shares that will be authorized for issuance under the 2014 Non-Employee Equity Plan will be 2,500,000. In the event the 2014 Non-Employee Equity Plan becomes effective, the New Horizon board of directors will have authority to suspend or terminate the 2014 Non-Employee Equity Plan at any time.

The 2014 ESPP is intended to qualify as an “employee stock purchase plan” within the meaning of section 423 of the Internal Revenue Code. The 2014 ESPP provides a means by which employees of New Horizon (or any eligible subsidiary) may purchase New Horizon Ordinary Shares through payroll deductions. Generally, each regular employee (including officers) employed by New Horizon (or a subsidiary company if the New Horizon board of directors designates such company as eligible to participate) will be eligible to participate in offerings under the 2014 ESPP, assuming the Merger is consummated. If the Merger is consummated, the maximum number of New Horizon Ordinary Shares that will be available for future purchases at the time the 2014 ESPP becomes effective will be 10,465,879, which number will consist of 9,000,000 New Horizon Ordinary Shares, plus the number of shares remaining available for issuance in the share reserve of the 2011 ESPP as of immediately prior to the effective time of the Merger. In the event the 2014 ESPP becomes effective, the New Horizon board of directors may suspend or terminate the 2014 ESPP at any time.

More complete descriptions of the material terms of the Plans are set forth in the Company’s definitive proxy statement for the Special Meeting filed with the U.S. Securities and Exchange Commission on August 7, 2014 (the “Proxy Statement”). Those summaries and the foregoing descriptions are qualified in their entirety by reference to the text of the Plans, which are filed as Annexes D, E and F to the Proxy Statement.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On September 18, 2014, the Company held the Special Meeting at the Company’s offices located at 520 Lake Cook Road, Suite 520, Deerfield, Illinois 60015. At the Special Meeting, the Company’s stockholders voted on five proposals, each of which is described in more detail in the Proxy Statement. The results of the matters presented at the Special Meeting, based on the presence in person or by proxy of holders of 60,427,492 shares of the 74,765,913 shares of Common Stock of the Company entitled to vote, were as follows:

Proposal 1 was to adopt the Merger Agreement and approve the Merger. This proposal was approved as follows:

For	Against	Abstain	Broker Non-Votes
58,417,961	248,618	50,146	1,710,767

Proposal 2 was to approve, on an advisory basis, certain compensatory arrangements between the Company and its named executive officers relating to the Merger. This proposal was approved as follows:

For	Against	Abstain	Broker Non-Votes
56,996,133	1,520,034	200,558	1,710,767

Proposal 3 was to approve the 2014 Plan. This proposal was approved as follows:

For	Against	Abstain	Broker Non-Votes
53,747,538	4,779,559	189,628	1,710,767

Proposal 4 was to approve the 2014 Non-Employee Equity Plan. This proposal was approved as follows:

For	Against	Abstain	Broker Non-Votes
54,608,608	3,914,401	193,716	1,710,767

Proposal 5 was to approve the 2014 ESPP. This proposal was approved as follows:

For	Against	Abstain	Broker Non-Votes
57,664,942	852,173	199,610	1,710,767

In connection with the Special Meeting, the Company also solicited proxies with respect to a proposal to adjourn the Special Meeting, if necessary, to solicit additional proxies if there were not sufficient votes at the time of the Special Meeting to adopt the Merger Agreement and approve the Merger (the “Adjournment Proposal”). The Adjournment Proposal, which was also approved at the Special Meeting, was unnecessary in light of the attendance at the Special Meeting and the adoption of the Merger Agreement and the approval of the Merger by the Company’s stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 18, 2014	HORIZON PHARMA, INC.

	By:	/s/ Robert J. De Vaere
Robert J. De Vaere
Executive Vice President and Chief Financial Officer